HSBC INVESTOR LIFELINE FUNDS
                 HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
                 HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
                                (EACH, A "FUND")

                          SUPPLEMENT DATED MAY 21, 2007
                                       TO
                THE LIFELINE PROSPECTUS DATED FEBRUARY 28, 2007,
                   AS SUPPLEMENTED TO DATE (THE "PROSPECTUS")

         For the HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND, please note that the Fees and Expenses table for the Fund set forth on page 33 of the Prospectus is corrected as follows: the Maximum sales charge (load) on Purchases of Class A shares is 5.00%.

         For the HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND, the Performance and Average Annual Total Returns Table as of December 31, 2006 for the Fund, set forth on page 36 of the Prospectus, compares the Fund's performance over time to that of the Lehman Brothers U.S. Aggregate Bond Index and to the Conservative Income Blended Portfolio Index. The information provided in the Table about the performance of the LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is hereby corrected as follows: The 1 YEAR RETURN (for the period ended December 31, 2006) was 4.33%, and the SINCE INCEPTION RETURN (since January 31,
2005) was 3.19%.










         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE